EXHIBIT 32
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                                CERTIFICATION
          PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      The undersigned Chief Executive Officer and Chief Financial Officer of AMLI Residential Properties Trust ("AMLI"), each hereby certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of each of their knowledge:

      (a) AMLI's Quarterly Report on Form 10-Q for the period ended March 31, 2005 filed with the Securities and Exchange
            Commission fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of
            1934; and

      (b) that information contained in AMLI's Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of AMLI.




Date:  May 6, 2005                  By:   /s/ Gregory T. Mutz
                                          ------------------------------
                                          Gregory T. Mutz
                                          Chief Executive Officer



Date:  May 6, 2005                  By:   /s/ Robert J. Chapman
                                          ------------------------------
                                          Robert J. Chapman
                                          Chief Financial Officer